UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

GoodRx Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 268-2822

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 14, 2023, GoodRx Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders. Holders of the Company’s Class A common stock were entitled to one vote per share held as of the close of business on April 17, 2023 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes per share held as of the Record Date. A total of 63,159,067 shares of the Company’s Class A common stock and 313,731,628 shares of the Company’s Class B common stock were present in person or represented by proxy at the meeting, representing approximately 99.4% of the combined voting power of the Company’s Class A and Class B common stock as of the Record Date. The following are the final voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 1, 2023.

Item 1 — Election of four Class III directors for a term of office expiring on the date of the Annual Meeting of Stockholders to be held in 2026 and until their respective successors have been duly elected and qualified or until their respective earlier death, resignation or removal.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Julie Bradley	3,173,879,841	2,630,463	23,965,043
Dipanjan Deb	3,165,499,138	11,011,166	23,965,043
Stephen LeSieur	3,165,503,620	11,006,684	23,965,043
Gregory Mondre	3,165,056,818	11,453,486	23,965,043

Item 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
3,200,128,370	216,960	130,017	0

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
3,171,107,802	5,186,922	215,580	23,965,043

Based on the foregoing votes, the Company’s stockholders (i) elected Julie Bradley, Dipanjan Deb, Stephen LeSieur and Gregory Mondre as Class III directors; (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and (iii) approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoodRx Holdings, Inc.

Date:	June 16, 2023	By:	/s/ Karsten Voermann
Karsten Voermann Chief Financial Officer